EQ ADVISORS TRUST

SUPPLEMENT DATED MAY 1, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008 of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about corrections to the benchmarks listed for the EQ/Oppenheimer Global Portfolio and the EQ/Templeton Growth Portfolio (“Portfolios”)

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EQ/Oppenheimer Global Portfolio

EQ/Templeton Growth Portfolio

The correct benchmark for the Portfolios is the MSCI World Index. The MSCI World Index is an unmanaged index considered representative of stock markets of developed countries. The Average Annual Total Returns listed for each Portfolio and benchmark are correct.